Exhibit 10.3

SUBSCRIPTION AGREEMENT

This subscription agreement (this "Subscription Agreement") is dated

August 6, 2020, by and between the investor identified on the signature page hereto ("Investor") and Cannabis Global, Inc., a Nevada corporation (the "Company"), whereby the parties agree as follows:

1. Subscription.

(a) Investor agrees to buy, and the Company agrees to sell and issue to

Investor, the number of shares of the Company's common stock, par value

$0.0001 per share (the "Common Stock"), set forth on the signature page hereto (such shares of Common Stock, the "Shares''), at a price of

$0.10125 per Share, for an aggregate purchase price as set forth on the signature page hereto (the "Purchase Price").

(b) At Closing (defined below), the Company shall deliver 150,000 registered shares of its Common Stock as an inducement to the Investor

("Inducement Shares'').

(c) The Shares have been registered on the Company's registration statement on Form S-1 (File No. 333-238974) (the "Registration

Statement'), which has been declared effective by the Securities and

Exchange Commission (the "Commission"), has remained effective since such date and is effective on the date hereof. The Shares are being issued in connection with an offering (the "Offering") to be described in a prospectus supplement, dated (the "Prospectus Supplement'), to the base prospectus included in the Registration Statement, dated June 5,

2020 (the "Base Prospectus," and together with the Prospectus

Supplement, the "Prospectus"'), which will be delivered to the Investor in accordance with Rule 172 under the Securities Act of 1933, as amended (the "Securities Act'). (d) On or before the first business day after the execution hereof (the "Closing Date"), in accordance with

Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Investor will provide the Purchase Price by delivery of immediately available funds to the account designated in writing by the Company and the Company shall cause the Shares to be delivered to Investor (the "Closing"). The transfer of the Shares to the Investor shall be made through the facilities of The Depository

Trust Company's DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading "DWAC

Instructions."

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2. Company Representations and Warranties. The Company confirms that neither it nor any other person acting on its behalf has provided

Investor or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material,

nonpublic information, except as will be disclosed in the Prospectus and the Company's press release and Form 8-K filed with the Commission in connection with the Offering. The Company understands and confirms that Investor will rely on the foregoing in effecting transactions in securities of the Company. In addition to and without limiting the foregoing, the Company represents and warrants that: (a) it has full right, power and authority to enter into this Subscription Agreement and to perform all of its obligations hereunder; (b) this Subscription

Agreement has been duly authorized and executed by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally; (c) the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby do not conflict with or result ina breach of (i) the Company's articles of

incorporation or by-laws, or (ii) any agreement or any law or regulation to which the Company is a party or by which any of its property or assets is bound; (d) the Shares have been duly authorized for sale and issuance, and when issued and delivered, will be validly issued, fully paid and nonassessable; (e) the Registration Statement and any post- effective amendment thereto filed prior to the date hereof pursuant to the Securities Act, at the time it became effective,

did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (f) the Base Prospectus,

including information incorporated by reference therein (except to the extent modified or superseded by a later filed document), as of their respective dates and as of the date hereof, did not contain, and the

Prospectus, including information incorporated by reference therein

(except to the extent modified or superseded by a later filed document),as of their respective dates and as of the Closing Date, will not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

and (g) all preemptive rights or rights of first refusal held by stockholders of the Company and applicable to the transactions contemplated hereby, if any, have been duly satisfied or waived in accordance with the terms of the agreements between the Company and such stockholders conferring such rights.

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Investor Representations, Warranties and Acknowledgments. Investor

represents and warrants that: (a) it has full right, power and authority to enter into this Subscription Agreement and to perform all of its obligations hereunder; (b) this Subscription Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency,

reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally; (c) the execution and delivery of this

Subscription Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i)

Investor's certificate of incorporation or by-laws (or other similar governing documents), or (ii) any material agreement or any law or regulation to which Investor is a party or by which any of its property or assets is bound; and (d) prior to the execution hereof, Investor has had full access to and relied only upon (i) the Base Prospectus,

including information incorporated by reference therein (except to the extent modified or superseded by a later filed document), and (iii) the pricing information communicated orally by the Company. Investor has not relied on any other information from the Company's officers,

directors or agents, and confirms that none of such persons has made any representations or warranties to Investor or its agents in connection with the Offering or the Company.

Company Covenants. If this Subscription Agreement is executed by the parties hereto outside the regular trading hours of the financial markets in New York City, the Company and Investor agree that the

Company shall, prior to the next opening of the financial markets in

New York City, issue a press release announcing the Offering and disclosing all material information regarding the Offering, if reasonably feasible. If this Subscription Agreement is executed by the parties hereto during the regular trading hours of the financial markets in New York City, such press release shall be issued prior to the close of the financial markets on the date hereof, if reasonably feasible.

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Conditions to the Company's Obligations. The Company's obligation to issue and sell the Shares to Investor shall be subject to: (a) the receipt by the Company of the Purchase Price for the Shares being purchased hereunder as set forth on the signature page hereto and (b)

the accuracy in all material respects of the representations and warranties made by Investor and the fulfillment of those undertakings of Investor to be fulfilled prior to the Closing Date.

Conditions to Investor's Obligations. Investor's obligation to purchase the Shares will be subject to the accuracy in all material respects of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date. Miscellaneous.

(a) The Company has the right to reject this subscription, in whole or in part, for any reason and at any time prior to the Closing. In the event of the rejection of this subscription, the Purchase Price will be returned to Investor within 24 business hours without interest or deduction and this Subscription Agreement shall have no force or effect. The Shares subscribed for herein will not be deemed issued to or owned by Investor until one copy of this Subscription Agreement has been executed by the Investor and countersigned by the Company and the

Closing with respect to the Investor's subscription has occurred.

(b) Except as otherwise provided herein, this Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the parties hereto.

(c) This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Execution may be made by delivery by facsimile or PDF.

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(d) The provisions of this Subscription Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription

Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement and this Subscription

Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such

construction does not materially adversely effect the economic rights of either party hereto.

(e) All communications hereunder shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile or electronic mail, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto. To Investor:

as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed. (f) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of, any of its rights under this Agreement.

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If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this letter.

COMPANY:

Cannabis Global, Inc.

By:

Name: Arman Tabatabaei Title: CEO

Address for Notice:

520 S Grand Ave #320, los Angeles ca 90071

Fax:

E-mail: arman@cannabisglobalinc.com Attn: Arman Tabatabaei

With a copy to:

Facsimile: E. mail: Attn:

The sale of the Shares is being made pursuant to a registration statement under the Securities Act.

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INVESTOR:

GHS Investments, LLC (name)

—Mark Graber Mark Grober

(name of signatory, if Investor is an entity) Member (title of signatory, if Investor is an entity)

Address for Notice: 420 Jericho Turnpike, Suite 102 Jericho, NY 11753

Fax: (212) 574-3326 E-mail: Mark@GHSCap.com

Attn: Mark Grober Number of Shares: 2,749,017 + 150,000 Inducement

Shares; Total of 2,899,017

Total Purchase Price: $278,337.89

Check one of the following:

as Deliver by DWAC: Vision Financial (Name of DTC Participant) (DTC

Participant Number)

(Account Number) a Deliver by physical certificate.

[Signature Page to Subscription Agreement

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